SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A (No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2002

Scanner Technologies Corporation

(Exact name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer Identification No.)

14505 21st Avenue N., #220

Minneapolis, Minnesota  55447

(Address of Principal Executive Offices and Zip Code)

(763) 476-8271

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4.                    Changes in Registrant’s Certifying Accountant.

                Effective August 19, 2002, the Board of Directors of the Registrant dismissed Grant Thornton LLP, the independent accountant engaged by the Registrant for prior years, and replaced such firm with Lurie, Besikof, Lapidus & Co. LLP as its independent accountant.

                There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of Lurie, Besikof, Lapidus & Co., LLP, any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Grant Thornton LLP’s report on the financial statements of the Registrant for the past two years contained an adverse opinion or disclaimer of opinion or been qualified or modified as to uncertainty, audit scope or accounting principles.

Item 7.                    Financial Statements and Exhibits.

                (a)           Financial statements of businesses acquired.

                                None

                (b)           Pro forma financial information:

                                None

                (c)           Exhibits:  See Exhibit Index on page following Signatures.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANNER TECHNOLOGIES CORPORATION

	By	/s/ Elwin M. Beaty
Date: September 5, 2002		Elwin M. Beaty
President and Chief Executive Officer

EXHIBIT INDEX

Scanner Technologies Corporation

Form 8-K Current Report

Exhibit
Number	Description

16	Letter from Grant Thornton LLP